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               AMENDMENT TO EMPLOYMENT AGREEMENT DATED DECEMBER 1, 1995
                                    BY AND BETWEEN
                              RURAL CELLULAR CORPORATION
                                         AND
                                     SCOTT DONLEA


    THIS AMENDMENT entered into this 18th day of December 1996, by and between Rural Cellular Corporation ("RCC" or "Company") and Scott Donlea (the "Employee").

    WHEREAS, RCC and the Employee entered into a written Employment Agreement on December 1, 1995;

    WHEREAS, under the current provisions in the Employment Agreement, the Employee's employment term ends December 31, 1998;

    WHEREAS, pursuant to Sections 5 and 14 of the Employment Agreement, RCC and the Employee desire to extend the term of the Employee's Employment Agreement by one year;

    NOW, THEREFORE, it is AGREED as follows:

    1. The Employee's term of employment, as stated in Section 5 of the Employment Agreement, is hereby extended by one year, so that said term now ends on December 31, 1999.

    2. All other terms, conditions and provisions of the Employment Agreement remain in full force and effect.


                                           RURAL CELLULAR CORPORATION

                                            /s/   Richard P. Eckstrand
                                         -------------------------------
                                          By:  Richard P. Eckstrand
                                               President/Chief Executive Officer



                                           /s/ Scott Donlea
                                         -------------------------------
                                          Scott Donlea